UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2025

First Eagle Private Credit Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01642	87-6975595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1345 Avenue of the Americas
New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 698-3300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Investment Advisory Agreement

On March 11, 2025, First Eagle Private Credit Fund (the “Fund”) and First Eagle Investment Management, LLC (the “Adviser”) entered into an amended and restated investment advisory agreement (the “Amended and Restated Investment Advisory Agreement”), which amends the Fund’s previously effective investment advisory agreement to, among other things, (i) remove certain “sunset” provisions that previously stated that certain requirements of the Omnibus Guidelines of the North American Securities Administrators Association (the “NASAA Omnibus Guidelines”) would no longer apply if the Fund’s shares become covered securities within the meaning of Section 18 of the Securities Act of 1933, as amended (the “Securities Act”), (ii) amend certain undertakings provisions, including to clarify compliance with the NASAA Omnibus Guidelines, (iii) amend certain indemnification provisions, including to clarify compliance with the NASAA Omnibus Guidelines, (iv) amend certain expense allocation provisions, including to clarify compliance with the NASAA Omnibus Guidelines, and (v) amend certain termination provisions, including to clarify compliance with the NASAA Omnibus Guidelines.

The foregoing description is qualified in its entirety by reference to a copy of the Amended and Restated Investment Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Subadvisory Agreement

On March 11, 2025, the Fund, the Adviser, and First Eagle Alternative Credit, LLC (the “Subadviser”) entered into an amended and restated subadvisory agreement (the “Amended and Restated Subadvisory Agreement”), which amends the Fund’s previously effective subadvisory agreement to, among other things, (i) remove certain “sunset” provisions that previously stated that certain requirements of the NASAA Omnibus Guidelines would no longer apply if the Fund’s shares become covered securities within the meaning of Section 18 of the Securities Act, (ii) amend certain undertakings provisions, including to clarify compliance with the NASAA Omnibus Guidelines, (iii) amend certain indemnification provisions, including to clarify compliance with the NASAA Omnibus Guidelines, and (iv) amend certain expense allocation provisions, including to clarify compliance with the NASAA Omnibus Guidelines.

The foregoing description is qualified in its entirety by reference to a copy of the Amended and Restated Subadvisory Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Administration Agreement

On March 11, 2025, the Fund and First Eagle Alternative Credit, LLC (in its capacity as the administrator, the “Administrator”) entered into an amended and restated administration agreement (the “Amended and Restated Administration Agreement”), which amends the Fund’s previously effective administration agreement to, among other things, (i) remove certain “sunset” provisions that previously stated that certain requirements of the NASAA Omnibus Guidelines would no longer apply if the Fund’s shares become covered securities within the meaning of Section 18 of the Securities Act, (ii) amend certain indemnification provisions, including to clarify compliance with the NASAA Omnibus Guidelines, and (iii) amend certain expense allocation provisions, including to clarify compliance with the NASAA Omnibus Guidelines.

The foregoing description is qualified in its entirety by reference to a copy of the Amended and Restated Administration Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Third Amended and Restated Declaration of Trust

On March 11, 2025, the Board of Trustees (the “Board”) of the Fund adopted the Third Amended and Restated Declaration of Trust of the Fund (the “Third Amended and Restated Declaration of Trust”), which amends the Fund’s previously effective declaration of trust at the request of state securities regulators to, among other things, (i) require annual shareholder meetings, (ii) amend certain election and removal provisions for the members of the Board (each member, a “Trustee”), including to comply with the NASAA Omnibus Guidelines, (iii) amend certain provisions regarding amendments to the Amended and Restated Bylaws (as defined below), including to clarify compliance with the NASAA Omnibus Guidelines, (iv) amend certain indemnification provisions, including to clarify compliance with the NASAA Omnibus Guidelines, (v) amend certain expense allocation provisions, including to clarify compliance with the NASAA Omnibus Guidelines, (vi) amend certain provisions regarding roll-up transactions, including to clarify compliance with the NASAA Omnibus Guidelines, (vii) remove the ownership threshold restriction on the ability of shareholders to bring derivative actions, (viii) amend certain provisions regarding rights and obligations of shareholders, including to clarify compliance with the NASAA Omnibus Guidelines, (ix) add a provision that the offering period of shares may not exceed one year from the date of effectiveness unless permitted by the state administrator, (x) amend certain principal transaction provisions, including to clarify compliance with the NASAA Omnibus Guidelines, (xi) amend certain distribution provisions, including to clarify compliance with the NASAA Omnibus Guidelines, (xii) amend certain provisions regarding Adviser requirements, including to clarify compliance with the NASAA Omnibus Guidelines, (xiii) amend certain provisions regarding termination of the Amended and Restated Investment Advisory Agreement, including to clarify compliance with the NASAA Omnibus Guidelines, (xiv) amend certain provisions regarding other goods and services, including to clarify compliance with the NASAA Omnibus Guidelines, (xv) amend certain provisions regarding conflicts of interest and investment restrictions, including to clarify compliance with the NASAA Omnibus Guidelines, and (xvii) amend certain investor suitability provisions, including to clarify compliance with the NASAA Omnibus Guidelines.

The foregoing description is qualified in its entirety by reference to a copy of the Third Amended and Restated Declaration of Trust, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated Bylaws

On March 11, 2025, the Board adopted the Amended and Restated Bylaws of the Fund (the “Amended and Restated Bylaws”), which amend the Fund’s previously effective bylaws to, among other things, (i) require annual shareholder meetings, (ii) amend certain provisions regarding shareholder meetings, including to clarify compliance with NASAA guidelines, (iii) amend certain provisions regarding the election of Trustees, (iv) amend certain provisions regarding the rights of Trustees, officers, employees and agents to clarify, including to clarify compliance with the NASAA Omnibus Guidelines.

The foregoing description is qualified in its entirety by reference to a copy of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Third Amended and Restated Declaration of Trust.

3.2	Amended and Restated Bylaws.

10.1	Amended and Restated Investment Advisory Agreement.

10.2	Amended and Restated Subadvisory Agreement.

10.3	Amended and Restated Administration Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST EAGLE PRIVATE CREDIT FUND

Date: March 11, 2025	By:	/s/ Sabrina Rusnak-Carlson
	Name:	Sabrina Rusnak-Carlson
	Title:	General Counsel and Secretary